EXHIBIT 10.15
NON-QUALIFIED OPTION AGREEMENT
AND
NOTICE OF GRANT

Date of Grant: March 27, 2012

[DIRECTOR NAME AND ADDRESS]

Dear ______________:

In recognition of your service as a member of the Board of Directors of Integrated Environmental Technologies, Ltd. (“IET”), the Board of Directors of IET (the “Administrator”) has authorized the grant to you of a Non-Qualified Option (the “Option”) to purchase ________________ shares (the “Shares”) of IET’s common stock, par value $.001 per share (“Common Stock”), under the Integrated Environmental Technologies, Ltd. 2010 Stock Incentive Plan (the “Stock Incentive Plan”).

1.         Equity Incentive Plan.

The Option is a Non-Qualified Option, as defined in the Stock Incentive Plan, and subject to each and every provision of the Stock Incentive Plan which are incorporated by reference herein, as well as the terms and provisions set forth in this Non-Qualified Option Agreement and Notice of Grant (this “Stock Option Agreement”).  The Stock Incentive Plan shall govern and be conclusive as to all matters not expressly provided for in this Stock Option Agreement.  In the event of any conflict between the terms of this Stock Option Agreement and the Stock Incentive Plan, the terms of this Stock Option Agreement shall govern.  All capitalized terms contained herein, which are not otherwise defined herein, shall have the meanings ascribed to them in the Stock Incentive Plan.  By accepting the Option you agree to be bound by the provisions of the Stock Incentive Plan and this Stock Option Agreement.  A copy of the Stock Incentive Plan has been previously provided to you.

2.         Exercise Price and Procedure.

The per share exercise price of the Option is $0.10 (the “Option Price”), which exceeded the closing price of IET’s Common Stock of $0.05 on March 27, 2012.  The Option Price may be adjusted as provided for in the Stock Incentive Plan.  Full payment shall be made for any Shares to be purchased under the Option at the time of exercise of the Option.  Payment for the Shares to be purchased upon the exercise of the Option shall be made by personal check or in cash in an amount equal to the aggregate Option Price.  Alternatively, payment for the Shares to be purchased upon the exercise of the Option may be made by (a) delivery of a number of shares of Common Stock owned by you which have an aggregate Fair Market Value equal to or greater than the aggregate Option Price, or (b) instructing IET to withhold from the Shares deliverable upon exercise of the Option that number of Shares which have an aggregate Fair Market Value equal to or greater than the aggregate Option Price.  The portion of any payment in the form of Common Stock which exceeds the aggregate Option Price, will be returned to you in the form of a cash payment.

Subject to the terms of this Stock Option Agreement and the Stock Incentive Plan, the Option shall become exercisable on the date or dates, and subject to such conditions, as are set forth herein.  To the extent that a portion of the Option is or becomes exercisable and is not exercised, such portion shall accumulate and be exercisable by you in whole or in part at any time prior to expiration of the Option, subject to the terms of this Stock Option Agreement and the Stock Incentive Plan.  You expressly acknowledge that the Option may vest and be exercisable only upon such terms and conditions as are provided in this Stock Option Agreement and the Stock Incentive Plan.

To exercise all or any portion of the Option, you must provide to IET (a) written notice of such exercise, which is to include the number of Shares of IET’s Common Stock to be purchased upon such exercise (the “Notice of Exercise”), and (b) payment of the aggregate Option Price as provided above.  A form of Notice of Exercise is attached hereto.  The Notice of Exercise is to be delivered to IET at the following address:

Integrated Environmental Technologies, Ltd.
4235 Commerce Street
Little River, South Carolina 29566
Attn:  ______________________________

Upon the exercise of the Option in whole or in part and payment of the aggregate Option Price in accordance with the provisions of this Stock Option Agreement, IET shall, as soon thereafter as practicable, deliver to you a certificate or certificates for the Shares purchased.

3.         Term and Vesting of Option.

The date of grant of the Option is March 27, 2012, and the Option shall expire on and may not be exercised after March 27, 2017 (the “Term”), unless such Term is reduced or extended as provided for herein or in the Stock Incentive Plan.

The Shares of Common Stock underlying the Option vest as follows: ___________ Shares vest on December 31, 2012, and thereafter may be purchased at $0.10 per share; and ___________ Shares vest on December 31, 2013, and thereafter may be purchased at $0.10 per share.

Unless the Administrator determines otherwise, upon the termination of your service as a member of IET’s Board of Directors for any reason whatsoever, including death and Disability, your right to purchase any Shares underlying the Option which have not vested shall terminate and be of no further effect.  Any Shares of Common Stock underlying the Option which have vested at the time your service as a member of IET’s Board of Directors terminates, for any reason including death, shall remain subject to purchase through the remainder of the Term.

In the event of a Change in Control of IET, the Option becomes fully vested as of ten days prior to the Change in Control.

4.         Restrictive Legends.

You hereby acknowledge that federal securities laws and the securities laws of the state in which you reside may require the placement of certain restrictive legends upon the Shares issued upon exercise of the Option, and you hereby consent to the placing of any such legends upon certificates evidencing the Shares as IET, or its counsel, may deem necessary or advisable.

In addition, all stock certificates evidencing the Shares shall be imprinted with a legend substantially as follows:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (II) RULE 144 UNDER THE SECURITIES ACT (OR ANY SIMILAR RULE UNDER THE SECURITIES ACT RELATING TO THE DISPOSITION OF SECURITIES), TO THE EXTENT APPLICABLE, OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IS AVAILABLE.

5.         Miscellaneous.

5.01.           Restrictions on Transferability of the Option and Shares.  The Option is not transferable by you except by will or the laws of descent and distribution.  The Shares to be acquired by you pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, or any state securities act or law, and, as a result, are subject to certain restrictions on transfer thereunder.

5.02.           Withholding.  As a condition to the issuance of Shares upon the exercise of the Option, IET can require you to remit to it the amount which IET has determined must be withheld in respect of federal or state income or employment taxes attributable to any taxable income to be recognized by you in connection with the exercise of the Option.

5.03.           Governing Law and Jurisdiction.  The Equity Incentive Plan and this Stock Option Agreement shall be construed and their respective provisions enforced and administered in accordance with the laws of the state of Nevada.

5.04.           Compliance with Code Section 409A.  Notwithstanding any other provision in this Stock Option Agreement or the Stock Incentive Plan to the contrary, if and to the extent that Section 409A (“Section 409A”) of the Code is deemed to apply to the Stock Incentive Plan, this Stock Option Agreement or the Option granted hereby, it is the general intention of IET that the Stock Incentive Plan, this Stock Option Agreement and the Option shall comply with Section 409A, related regulations or other guidance, and the Stock Incentive Plan, this Stock Option Agreement and the Option shall, to the extent practicable, be construed in accordance therewith.

If you wish to accept the Option granted hereby pursuant to the terms set forth herein, please signify your acceptance by countersigning this Stock Option Agreement below where designated.  Any comments or questions should be directed to _________________________ at Integrated Environmental Technologies, Ltd., 4235 Commerce Street, Little River, South Carolina 29566.  The phone number of IET is (843) 390-2500.

Very truly yours,
Integrated Environmental Technologies, Ltd.

By:  ____________________________
Name:
Title:

By the execution hereof, I accept the grant of Option provided for herein and agree to be bound by the terms and provisions set forth in this Stock Option Agreement and the Stock Incentive Plan.

___________________________
[NAME OF DIRECTOR]

NOTICE OF EXERCISE
Date: _______ __, 20__

Integrated Environmental Technologies, Ltd.
4235 Commerce Street
Little River, South Carolina 29566
Attention:  ____________________________

Dear __________:

I hereby exercise the Nonqualified Option (the “Option”) granted to me on March 27, 2012 for the purchase of ________ shares (the “Shares”) of common stock, par value $.001 per share (“Common Stock”), of Integrated Environmental Technologies, Ltd. (“IET”).  I was granted the Option under the Integrated Environmental Technologies, Ltd. 2010 Stock Incentive Plan (the “Equity Incentive Plan”).  The per share exercise price is $____ (the “Option Price”) and the aggregate Option Price for the Shares being purchased is $___________.

Please check the box next to the applicable payment provision:

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As full payment for the Shares being purchased, enclosed with this Notice of Exercise is a personal check or cash in the amount of the aggregate Option Price of $___________.  (Checks should be made payable to “Integrated Environmental Technologies, Ltd.”)

☐
I wish to pay for the Shares being purchased by delivering to IET that number of Shares of Common Stock which have an aggregate Fair Market Value (as defined in the Equity Incentive Plan) equal to or greater than the aggregate Option Price.

☐
I wish to pay for the Shares being purchased by having IET withhold therefrom the number of Shares of Common Stock which have an aggregate Fair Market Value equal to or greater than the aggregate Option Price.

I agree hereby that IET is not required to issue me the Shares to be purchased pursuant to my exercise of the Option as provided for in this Notice of Exercise, until I have remitted to IET the aggregate amount of any applicable withholding taxes which IET has notified me shall be withheld in connection with the exercise of the Option.

I hereby understand that the Shares to be acquired by me pursuant to the exercise of the Option have not been registered under the Securities Act of 1933, as amended, or any state securities act or law, and, as a result, are subject to certain restrictions on transfer thereunder.

_____________________________________
Signature

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Print Name

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             Address

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Tax Identification Number